Fees Summary	Jun. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,951,100.05
Previously Paid Amount	0.00
Total Fee Amount	5,197.91
Total Offset Amount	0.00
Net Fee	$ 5,197.91
Final Prospectus	false